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                                                                  Exhibit 10.32


                              AMENDMENT NO. 2 TO
                      THE PREFERRED STOCKHOLDERS AGREEMENT

          THIS AMENDMENT NO. 2 TO THE PREFERRED STOCKHOLDERS AGREEMENT, dated November 29, 2001 (the "Amendment"), is by and among COURT SQUARE CAPITAL LIMITED, a Delaware corporation ("Court Square"), DRI GROUP LLC, a Delaware limited liability company ("DRI Group"), BERKSHIRE HATHAWAY INC., a Delaware corporation ("Berkshire"), the Individual Investors and DRESDNER KLEINWORT CAPITAL PARTNERS 2001 LP, a Delaware limited partnership (the "Purchaser"). Court Square, DRI Group, Berkshire, the Individual Investors and the Purchaser are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                   Background
                                   ----------

          A. Court Square, DRI Group, World Equity Partners, L.P., a Delaware limited partnership ("WEP") and the Individual Investors are parties to that certain Preferred Stockholder Agreement, dated March 14, 2001 (the "Original Agreement").

          B. The Original Agreement sets forth certain agreements and understandings among the Parties thereto with respect to the stock of the Company held by the Parties.

          C. The Original Agreement was amended by Amendment No. 1 to the Preferred Stockholders Agreement dated June 27, 2001 by and among the Parties other than the Purchaser (the "First Amendment").

          D.     Delco Remy International, Inc., a Delaware corporation
(the "Company"), Court Square, WEP and the Purchaser have entered into that certain Securities Purchase Agreement date of even date herewith (the "Purchase Agreement"). Pursuant to the Purchase Agreement, Court Square shall sell to the Purchaser, and the Purchaser shall purchase, 90,406.62 shares of the Company's 12% Series A Cumulative Compounding Preferred Stock, par value $.01 per share (the "Series A Preferred Stock") and 97,808.33 shares of the Company's Class C Common Stock, par value $.001 per share.

          E. In connection with, and as a condition to, the transactions contemplated by the Purchase Agreement, the Parties now desire to further amend the Original Agreement in accordance with Section 2.2 thereof, as provided in this Amendment.

                                      Terms
                                      -----

          In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the Parties hereby agree as follows:

     Section 1.  Defined Terms.  Capitalized terms not otherwise defined herein
                         -----
shall have the respective meanings ascribed to such terms in the Original Agreement.
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     Section 2.  Status of Purchaser.  Upon execution and delivery of this
                 -------------------
Amendment, the Purchaser shall become a party to the Original Agreement, shall constitute an "Investor" for all purposes under of the Original Agreement.

     Section 3.  Purchaser Permitted Transferees.  The Original Agreement is
                 -------------------------------
hereby amended by adding a new Section 2.1(b)(viii) immediately after Section 2.1(b)(vii) of the Agreement as follows:

                 "(viii) in the case of Dresdner Kleinwort Capital Partners
             2001 LP ("Dresdner") or its Permitted Transferees, (a) Dresdner or any of its Affiliates, or (b) any limited partnership, limited liability company or other investment vehicle that is sponsored or managed (whether through the ownership of securities having a majority of the voting power, as general partner or through the management of investments) by Dresdner or its Affiliates or by present employees of Dresdner or its Affiliates."

     Section 4.  Amendment and Modification.  Section 2.2 of the Original
                 --------------------------
Agreement is hereby stricken and replaced in its entirety with the following:

             "Amendment and Modification. This Agreement may be amended or
              --------------------------
             modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by
             (i) the holders of a majority of the Preferred Stock held by Court Square and its Permitted Transferees (so long as Court Square and its Permitted Transferees own in the aggregate at least 10% of the outstanding Preferred Stock on a fully diluted basis), (ii) the holders of a majority of the outstanding Preferred Stock on a fully diluted basis (including Shares owned by Court Square and its Permitted Transferees), (iii) only with respect to any amendment, modification or waiver that would materially adversely affect rights or obligations of Berkshire Hathaway Inc. ("Berkshire") or its Permitted Transferees, Berkshire (so long as Berkshire and its Permitted Transferees own in the aggregate at least 10% of the outstanding Preferred Stock on a fully diluted basis) and (vi) only with respect to amendments of, or waivers of rights that would materially adversely affect rights or obligations of Dresdner and its Permitted Transferees, the holders of a majority of the Preferred Stock held by Dresdner and its Permitted Transferees (so long as Dresdner and its Permitted Transferees own in the aggregate at least 2% of the outstanding Preferred Stock on a fully diluted basis). Notwithstanding the foregoing, no amendment to this Agreement that joins any transferee(s) of Shares as an "Investor" and/or an "Institutional Investor" for all purposes hereunder shall be deemed to materially adversely affect the rights or obligations of the Investors,

                                     2 -
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             Berkshire and its Permitted Transferees or Dresdner and its
             Permitted Transferees by reason of such joinder. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement."

     Section 5.  Continued Effectiveness of Original Agreement.  Except as
                 ---------------------------------------------
specifically amended herein, all other terms and provisions of the Original Agreement, as amended by the First Amendment, shall remain unchanged and in full force and effect.

     Section 6.  Incorporation of Amendment.  On and after the date hereof each
                 --------------------------
reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall be a reference to the Original Agreement as amended the First Amendment and hereby.

     Section 7.  Effectiveness.  This Amendment shall be effective when
                 -------------
executed by Court Square, Berkshire and the Purchaser.

     Section 8.  Miscellaneous.

                 Section 8.1.  Entire Agreement.  The agreement of the Parties,
                               ----------------
which is comprised of this Amendment, the First Amendment and the Original Agreement, sets forth the entire agreement and understanding between the Parties and supersedes any prior agreement or understanding, written or oral, relating to the subject matter of this Amendment, the First Amendment and the Original Agreement.

                 Section 8.2.  Governing Law.  The validity, performance,
                               -------------
construction and effect of this Amendment shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

                 Section 8.3.  Headings.  The headings in this Amendment are
                               --------
for convenience of reference only and shall not constitute a part of this Amendment, nor shall they affect their meaning, construction or effect.

                 Section 8.4.  Counterparts.  This Amendment may be executed in
                               ------------
two or more counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

                            [Signature Pages Follow]

                                      3 -
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             IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                        DELCO REMY INTERNATIONAL, INC.

                                        By: /s/ Thomas J. Snyder
                                           ------------------------------
                                           Name: Thomas J. Snyder
                                           Title: President and Chief
                                                  Executive Officer

                                        COURT SQUARE CAPITAL LIMITED

                                        By: /s/ Joseph Silvestri
                                           ------------------------------
                                           Name: Joseph Silvestri
                                           Title: Vice President

                                        DRI GROUP LLC

                                        By:
                                           ------------------------------
                                           Name:
                                           Title:

                                        BERKSHIRE HATHAWAY INC.

                                        By: /s/ Marc D. Hamburg
                                           ------------------------------
                                           Name: Marc D. Hamburg
                                           Title: Vice President
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             IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                        MANAGEMENT INVESTORS:

                                        _________________________________
                                        Thomas J. Snyder
                                        984 North 500 West
                                        Anderson, IN  46011

                                        _________________________________
                                        J. Timothy Gargaro
                                        3245 Morningview Terrace
                                        Bloomfield Hills, Michigan 48301

                                        _________________________________
                                        Joseph P. Felicelli
                                        10189 Summerlin Way
                                        Fishers, IN 46038

                                        _________________________________
                                        Richard L. Stanley
                                        3028 West 53rd Street
                                        Anderson, IN 46011

                                        _________________________________
                                        Susan E. Goldy
                                        11448 Lake Stonebridge Lane
                                        Fishers, IN 46038

                                        _________________________________
                                        Roderick English
                                        205 South Creedmore Way
                                        Anderson, IN 46011

                                        _________________________________
                                        Patrick C. Mobouck
                                        Grez-Doiceau, Belgium
                                        Alee De La Ferme Du Bercuit 5A
                                        B-1390, Hungary
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             IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                        MANAGEMENT INVESTORS:

                                        _________________________________
                                        Richard Keister
                                        110 Carolyn Drive
                                        Cross Junction, VA 22625

                                        DAISY FARM LIMITED PARTNERSHIP

                                        By:______________________________
                                           Name:
                                           Title:

                                        _________________________________
                                        Sandra M. Stanley
                                        3028 West 53rd Street
                                        Anderson, IN 46011
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             IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                        CONTINUING INVESTORS:

                                        JAMES R. GERRITY LIVING TRUST DATED
                                        MARCH 6, 1990

                                        By:______________________________
                                           Name:
                                           Title:

                                        SUSAN GERRITY LIVING TRUST DATED
                                        MARCH 6, 1990

                                        By:______________________________
                                           Name:
                                           Title:
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             IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                        PURCHASER:

                                        DRESDNER KLEINWORT CAPITAL
                                        PARTNERS 2001 LP

                                        By: Dresdner Kleinwort Capital 2001 LLC
                                        Its: General Partner
                                        By: Private Equity Employees II LLC
                                        Its: Managing Member

                                        By: /s/ Adam Lichtenstein
                                           -------------------------------
                                           Name: Adam Lichtenstein
                                           Its: Authorized Person